SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934



(X )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(  )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(x )  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12


                    Nations Institutional Reserves

            (Name of Registrant as Specified In Its Charter)

                    Nations Institutional Reserves

   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

(  )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

(X) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

IMPORTANT NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT AS SOON
                                  AS POSSIBLE.

                         NATIONS INSTITUTIONAL RESERVES
                             101 SOUTH TRYON STREET
                                   33RD FLOOR
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 321-7854

                                                                    May 20, 1996

Dear Shareholder:

     We are pleased to invite you to a Special Meeting of the Shareholders of Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves (each, a "Portfolio" and collectively, the "Portfolios") of Nations Institutional Reserves (formerly known as The Capitol Mutual Funds) (the "Trust") to be held on Wednesday, July 17, 1996. At the Special Meeting, Shareholders will be asked to consider and act upon a proposal to amend the Portfolios' fundamental investment limitation concerning restricted securities. In addition, Shareholders of Nations Cash Reserves will be asked to consider and act upon a proposal to eliminate the Portfolio's investment policy concerning concentration in the banking industry. Approval of this proposal will include approval of amendment to the Portfolio's fundamental investment limitation concerning market concentration.

     The Board of Trustees believes the proposal to change the Portfolios' fundamental investment limitation regarding restricted liquid securities would enhance the investment flexibility of the Portfolios. The proposed change would not affect the investment objectives of the Portfolios and is not expected to result in significant changes to any Portfolio's investment strategies. Moreover, this change is consistent with regulatory requirements applicable to the Portfolios and with industry practice. The Board feels that this modification of the Portfolios' investment limitations recognizes the current state of securities markets without compromising the protections the limitations afford Shareholders.

     In addition, the Board of Trustees feels that the policy of concentrating Nations Cash Reserves' investments in obligations issued by the banking industry is no longer in the best interests of the Portfolio. The Board believes that amending the policy to eliminate the concentration requirement would give the Portfolio greater flexibility in pursuing its investment objective and would respond to recent trends in the banking industry. The proposed change would not alter the investment objective or other investment policies of Nations Cash Reserves.

     THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ITEMS.

     Attached are the formal Notice of Special Meeting and a Proxy Statement, together with a Proxy Card for you to mark, sign, date and return to us. Please return your Proxy Card to us so that your vote will be counted even if you do not attend the Special Meeting in person.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (617) 871-7536. If you have any questions regarding the enclosed materials or the Special Meeting, please call Stephens Inc., the Portfolios' distributor, at
(800) 321-7854. We look forward to receiving your completed Proxy Card very soon.

                                         Sincerely,

                                         A. MAX WALKER
                                         PRESIDENT AND CHAIRMAN OF THE BOARD OF
                                         TRUSTEES

                         NATIONS INSTITUTIONAL RESERVES
                             101 SOUTH TRYON STREET
                                   33RD FLOOR
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 321-7854

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
               NATIONS CASH RESERVES, NATIONS TREASURY RESERVES,
         NATIONS GOVERNMENT RESERVES AND NATIONS MUNICIPAL RESERVES OF
                         NATIONS INSTITUTIONAL RESERVES
                          TO BE HELD ON JULY 17, 1996

TO THE SHAREHOLDERS OF NATIONS CASH RESERVES, NATIONS TREASURY RESERVES, NATIONS GOVERNMENT RESERVES and NATIONS MUNICIPAL RESERVES (each, a "Portfolio" and collectively, the "Portfolios") of NATIONS INSTITUTIONAL RESERVES (formerly known as The Capitol Mutual Funds) (the "Trust"):

     PLEASE TAKE NOTE that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Portfolios will be held on Wednesday, July 17, 1996, at 10:00 a.m. (Eastern time) at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. The Special Meeting is being called for the following purposes:

          1. To consider and act upon a proposal to amend the Portfolios' fundamental investment limitation concerning investments in restricted securities.

          2. For Nations Cash Reserves, to consider and act upon a proposal to amend such Portfolio's investment policy concerning concentration in the banking industry, including elimination of references to such concentration policy in the Portfolio's fundamental investment limitation concerning industry concentration.

          3. To transact such other business as may properly come before the Special Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

     The Board of Trustees of the Trust has fixed the close of business on April 30, 1996 as the record date for the determination of Shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposals to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the meeting in person. YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT
(617) 871-7536. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposals.

                                         By Order of the Board of Trustees
                                         RICHARD H. BLANK, JR.
                                         SECRETARY

May 20, 1996

                  YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                     OF THE NUMBER OF SHARES THAT YOU OWN.
                    PLEASE MARK, SIGN, DATE AND RETURN YOUR
                            PROXY CARD IMMEDIATELY.

SHARES OF THE TRUST ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANC ADVISORS, INC. IS THE INVESTMENT ADVISER TO THE PORTFOLIOS. TRADESTREET INVESTMENT ASSOCIATES, INC. IS THE SUB-INVESTMENT ADVISER TO THE PORTFOLIOS. NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE CERTAIN OTHER SERVICES TO THE TRUST, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR THE TRUST.

                         NATIONS INSTITUTIONAL RESERVES
                             101 SOUTH TRYON STREET
                                   33RD FLOOR
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 321-7854
                                PROXY STATEMENT
                                  MAY 20, 1996

     This Proxy Statement is being furnished to Shareholders of Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves (each, a "Portfolio" and collectively, the "Portfolios") of Nations Institutional Reserves (formerly known as The Capitol Mutual Funds) (the "Trust") in connection with the solicitation of proxies by the Board of Trustees of the Trust, to be used at a Special Meeting of Shareholders (the "Special Meeting") of the Portfolios, to be held on Wednesday, July 17, 1996 beginning at 10:00 a.m. (Eastern time) at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Special Meeting.

     Shareholders of record of the Portfolios at the close of business on April 30, 1996 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof. As of the Record Date, there were 1,040,639,008.50 outstanding shares of Nations Cash Reserves, 491,818,645.57 outstanding shares of Nations Treasury Reserves, 166,408,936.69 outstanding shares of Nations Government Reserves and 110,697,742.95 outstanding shares of Nations Municipal Reserves, respectively, each of which is entitled to a single vote. This proxy statement is first being mailed to Shareholders on or about May 20, 1996.

                          BACKGROUND OF THE PROPOSALS

     The Portfolios are diversified, open-end investment companies advised by NationsBanc Advisors, Inc. ("NBAI"). NBAI is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. TradeStreet Investment Associates, Inc. serves as sub-investment adviser to the Portfolios. TradeStreet also is a wholly owned subsidiary of NationsBank. As used herein the Adviser shall mean NBAI and/or TradeStreet as the context may require. NBAI and TradeStreet each has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255. Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201 serves as administrator to the Portfolios.

     Each Portfolio pursues its investment objective pursuant to such Portfolio's investment policies and limitations. Under the Investment Company Act of 1940 (the "1940 Act"), the investment policies of a mutual fund must be classified as either "fundamental" or "non-fundamental." A fundamental policy cannot be changed without the approval of a Portfolio's Shareholders, while a non-fundamental policy generally may be changed by the Trustees without shareholder approval. In addition, the 1940 Act requires that certain non-fundamental policies only be changed with the approval of a mutual fund's shareholders.

     The Portfolios' investment limitation regarding restricted securities is fundamental, and specifies that a Portfolio must limit investments in such restricted securities to 10% of the Portfolio's total assets. Consistent with the 1940 Act, the Portfolios' Registration Statement states that this investment limitation cannot be changed with respect to a Portfolio without the consent of holders of a majority of the Portfolio's outstanding shares. In addition, the 1940 Act stipulates that no registered investment company may deviate from its policy in respect of concentration without shareholder approval. Accordingly, Shareholders are asked to consider and act upon a proposal to amend the Portfolios' fundamental investment limitation regarding restricted securities, and Shareholders of Nations Cash Reserves are asked to consider and act upon a proposal to eliminate the requirement that such Portfolio concentrate its investments in the banking industry.

     The Board of Trustees believes that the proposals are in the best interests of the Portfolios and their Shareholders. The Portfolios' current investment policies reflect the regulatory, business or industry conditions in place at the time such policies were adopted. The Board reviewed the Portfolios' fundamental investment policy regarding restricted securities and Nations Cash Reserves' policy concerning concentration in the banking industry, and determined that such policies should be revised to allow the Portfolios to respond more effectively to regulatory developments and changes in financial markets. The Board of Trustees believes the proposed changes to the Portfolios' investment policies would enhance the investment flexibility of the Portfolios and reflect the current state of securities markets, without compromising the protections currently afforded Shareholders. Moreover, the proposals are consistent with the current regulatory climate and with market practice.

ITEM 1. AMENDMENT OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT POLICY CONCERNING RESTRICTED SECURITIES

     The Portfolios' current fundamental investment policy concerning restricted securities provides that:

    Each Portfolio . . . may enter into repurchase agreements and non-negotiable time deposits, provided that repurchase agreements and non-negotiable time deposits maturing in more than seven days, restricted securities and other securities which are not readily marketable do not exceed, in the aggregate, 10% of the Portfolio's total assets.

     The current fundamental policy limits purchases of all securities deemed restricted, including both liquid and illiquid restricted securities. In contrast, the staff of the Securities and Exchange Commission takes the position that a portfolio must limit investments in illiquid securities to 10% of the portfolio's assets. (This 1940 Act limitation is aimed at insuring that a portfolio will have liquid assets sufficient to make timely payment for redeemed shares under normal market conditions.) The Portfolios' fundamental investment limitation is more restrictive than allowed under the 1940 Act, for it imposes the 10% limitation on both liquid and illiquid securities.

     The Board of Trustees believes that the current fundamental investment policy concerning restricted securities is more restrictive than is necessary. The Board recommends that Shareholders vote to amend the policy so that the 10% limitation no longer would apply to liquid restricted securities, but rather would be limited to illiquid restricted securities. The Board proposes that Shareholders approve adopting the proposed fundamental investment policy set forth below (change is shown in italics) in its place:

    Each Portfolio . . . may enter into repurchase agreements and non-negotiable time deposits, provided that repurchase agreements and non-negotiable time deposits maturing in more than seven days, ILLIQUID securities and other securities which are not readily marketable do not exceed, in the aggregate, 10% of the Portfolio's total assets.

     As discussed above, the Board of Trustees feels that the proposed fundamental investment limitation regarding illiquid securities would enhance the Portfolios' investment flexibility and is in line with current securities market practice. The Board bases its recommendation on its review of the Portfolios' fundamental investment limitation regarding restricted securities and upon presentations made by the Adviser at the Special Meeting of the Board of Trustees held on April 16-17, 1996.

     THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO AMEND THE PORTFOLIOS' FUNDAMENTAL INVESTMENT POLICY CONCERNING RESTRICTED SECURITIES.

ITEM 2. AMENDMENT OF NATIONS CASH RESERVES' INVESTMENT POLICY CONCERNING CONCENTRATION IN THE BANKING INDUSTRY

     Nations Cash Reserves' current investment policy concerning industry concentration provides that:

    Except for temporary defensive purposes, the Portfolio will concentrate its investments in obligations issued by the banking industry, consisting of U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks, and London and U.S. branches of foreign banks.

     Pursuant to the 1940 Act, concentration for the purposes of the investment policy set forth above means the investment of more than twenty-five percent of the Portfolio's assets in the banking industry.

     Several significant changes have occurred in the banking industry since the Portfolio adopted its investment policy regarding industry concentration. Among other things, competition in the industry has significantly narrowed profit margins associated with traditional lending activities, and rising interest rates have deflated the levels of return from such activities. Accordingly, the Board of Trustees believes it is in the best interest of Nations Cash Reserves and its Shareholders to amend the investment policy so that the Portfolio would no longer be required, but would still be permitted, to concentrate its investments in obligations issued by the banking industry. The Board proposes that Shareholders approve eliminating the current concentration requirement and adopting the proposed investment policy set forth below (changes shown in italics) in its place:

    THE PORTFOLIO RESERVES THE FREEDOM TO CONCENTRATE ITS INVESTMENTS in U.S. dollar denominated obligations of U.S. banks, foreign branches of U.S. banks and U.S. BRANCHES OF FOREIGN BANKS.

     By approving an amendment of Nations Cash Reserves' investment policy regarding concentration in the banking industry, Shareholders will also be approving the amendment of such Portfolio's fundamental investment limitation concerning industry concentration. More specifically, references to the current concentration policy would be eliminated from the Portfolio's fundamental investment limitation concerning industry concentration.

     As discussed above, the Board feels that the proposed industry concentration policy would give Nations Cash Reserves greater flexibility in pursuing its investment objective and reflects current market practice and the provisions of the 1940 Act regarding money market fund concentration. The Board bases its recommendation on its review of Nations Cash Reserves' investment policy concerning concentration in the banking industry and on presentations made by the Adviser at the Special Meeting of the Board of Trustees held on April 16-17, 1996.

     THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO AMEND NATIONS CASH RESERVES' INVESTMENT POLICY CONCERNING CONCENTRATION IN THE BANKING INDUSTRY.

MISCELLANEOUS

  PROCEDURAL MATTERS

     Each Shareholder of the Portfolios will be entitled to one vote for each share and a fractional vote for each fractional share held by such Shareholder with respect to any proposal on which the Shareholder is entitled to vote. With respect to a Portfolio, Shareholders holding a majority of the outstanding shares of the Portfolio at the close of business on the Record Date will constitute a quorum for the approval of the proposals described in the accompanying Notice of Special Meeting and in this Proxy Statement (the "Proposals").

     As used herein, a "1940 Act Vote" of the shares of a Portfolio means a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding shares of the Portfolio or (b) sixty-seven percent (67%) or more of the shares of the Portfolio present at the meeting if more than fifty percent (50%) of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. All shares will be voted on a combined, Portfolio-wide basis, and not by class. A 1940 Act Vote of the shares of a Portfolio is required to approve the Proposals.

     Any proxy card which is properly executed and received in time to be voted at the Special Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such proxy card will be voted in favor of the Proposals. Abstentions and "broker non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a majority of the outstanding shares of a Portfolio present at the Special Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote AGAINST the Proposals.

     If, by the time scheduled for the Special Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the Proposals are not received, the persons named as proxies may move for one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposals. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of such Proposals. They will vote against any such adjournment(s) those proxies required to be voted against such Proposals.

     The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Special Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Proposals. A Shareholder of a Portfolio may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated proxy to the Secretary of the Trust, at the address set forth on the cover page of this Proxy Statement, or by attending the Special Meeting in person to vote the shares held by such Shareholder.

     Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted IN FAVOR of the Proposals.

  ADDITIONAL INFORMATION

     Each Portfolio will furnish, without charge, a copy of the annual report and most recent semi-annual report, succeeding the annual report, if any, by writing Nations Institutional Reserves, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255 or by calling (800) 321-7854.

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act, and in accordance therewith files reports, proxy material and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

  SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES

     The cost of soliciting proxies for the Special Meeting, consisting principally of printing and mailing expenses, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Trust. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Trust, personnel of NationsBank and/or Stephens, or an agent of the Trust for compensation to be paid by the NationsBank and/or Stephens.

  SUBSTANTIAL SHAREHOLDERS

     As of the close of business on the Record Date, there were no persons known to the Trust to be beneficial owners of 5% or more of the outstanding shares of the Portfolios, except as follows:

                                                                        NUMBER OF SHARES      PERCENTAGE OF
TITLE OF PORTFOLIO                       NAME AND ADDRESS              BENEFICIALLY OWNED      CLASS OWNED
Nations Cash Reserves           NationsBank of Texas as Trustee          236,121,430.63           22.69%
                                  901 S. Main
                                  Dallas, TX 75283
                                Hare & Co., Bank of New York              78,812,819.43            7.57%
                                  ATTN: STIF/Master Note
                                  One Wall Street, 5th Floor
                                  New York, NY 10286
Nations Municipal Reserves      NationsBank SWP Disbursement/VA           34,709,004.38           31.35%
                                  901 W. Trade Street
                                  Loc Code NC1-003-04-38
                                  Charlotte, NC 28255
                                Maryland National Bank                    20,800,921.63           18.79%
                                  ATTN: NationsBank SWP
                                  Disbursement
                                  901 W. Trade Street
                                  Loc Code NC1-003-04-38
                                  Charlotte, NC 28255
                                Mr. Michael W. Lasky                       6,796,310.81            6.14%
                                  23-25 Walker Avenue
                                  Baltimore, MD 21208
Nations Government Reserves     Maryland National Bank                   102,636,254.29           61.67%
                                  ATTN: NationsBank SWP
                                  Disbursement
                                  901 West Trade Street
                                  NC1-003-04-38
                                  Charlotte, NC 28255
                                Westinghouse Savannah River Co.           14,216,824.24            8.54%
                                  1993 South Centennial Ave.
                                  Building 3, Room 354
                                  Building 992-3W-354
                                  Aiken, SC 29802

                                                                        NUMBER OF SHARES      PERCENTAGE OF
TITLE OF PORTFOLIO                       NAME AND ADDRESS              BENEFICIALLY OWNED      CLASS OWNED
Nations Treasury Reserves       United Parcel Service                    147,594,746.47           30.00%
                                  55 Glenlake Parkway NE
                                  Atlanta, GA 30328
                                Hare & Co., Bank of New York             112,074,236.52           22.78%
                                  ATTN: STIF/Master Note
                                  One Wall Street, 5th Floor
                                  New York, NY 10286
                                Simmons Company                           31,287,863.71            6.36%
                                  One Concourse Parkway
                                  Suite 600
                                  Atlanta, GA 30328
                                Maryland National Bank                    43,049,737.40            8.75%
                                  ATTN: NationsBank SWP
                                  Disbursement
                                  901 West Trade Street
                                  NC1-003-04-38
                                  Charlotte, NC 28255

     As of the close of business on the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Portfolios.

  AFFILIATED BROKER COMMISSIONS

     For the fiscal year ended April 30, 1996 there were no affiliated broker commissions paid on behalf of Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves or Nations Municipal Reserves.

  OTHER BUSINESS

     The Board of Trustees of the Trust knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the Proposals, it is their intention that Proxy Cards which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies.

  FUTURE SHAREHOLDER PROPOSALS

     Pursuant to rules adopted by the SEC under the 1934 Act, investors may request inclusion in the Board's proxy statement for Shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any Shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Shareholders. The submission of a proposal does not guarantee its inclusion in the Trust's proxy statement and is subject to limitations under the 1934 Act. It is not presently anticipated that the Trust will hold regular meetings of Shareholders, and no anticipated date of the next meeting can be provided.

YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (617) 871-7536. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the Proposals.

                                         By Order of the Board of Trustees
                                         RICHARD H. BLANK, JR.
                                         SECRETARY

May 20, 1996

********************************************************************************

                                   APPENDIX

              Please fold and detach card at perforation before mailing

NATIONS TREASURY RESERVES          Special Meeting of Shareholders-July 17, 1996


              The undersigned  hereby appoints Richard H. Blank,  Jr., Louise P.
Newcomb and James E. Banks, Jr. (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of
Shareholders of the above-referenced Fund (the "Portfolio") of Nations Institutional Reserves (formerly known as The Capitol Mutual Funds) (the "Trust") to be held at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Wednesday, July 17, 1996, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO AND THE PROXY STATEMENT, DATED MAY 20, 1996.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE PORTFOLIO AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT
(617) 871-7536.

                                       -------------------------------------

                                       -------------------------------------

                                       Please    sign    above
                                       exactly as your name(s)
                                       appear(s)       hereon.
                                       Corporate       proxies
                                       should   be  signed  in
                                       full  corporate name by
                                       an authorized  officer.
                                       Each joint owner should
                                       sign        personally.
                                       Fiduciaries should give
                                       full titles as such.



                                       _________________________________, 1996
                                                  (Please Date)

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

              1. To approve the proposal to amend Nations Treasury Reserves' fundamental investment limitation concerning investments in restricted securities.

                                  FOR      AGAINST     ABSTAIN
                                  [ ]        [ ]         [ ]


              In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

            Please fold and detach card at perforation before mailing

NATIONS GOVERNMENT RESERVES     Special Meeting of Shareholders-July 17, 1996


              The undersigned  hereby appoints Richard H. Blank,  Jr., Louise P.
Newcomb and James E. Banks, Jr. (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of
Shareholders of the above-referenced Fund (the "Portfolio") of Nations Institutional Reserves (formerly known as The Capitol Mutual Funds) (the "Trust") to be held at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Wednesday, July 17, 1996, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO AND THE PROXY STATEMENT, DATED MAY 20, 1996.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE PORTFOLIO AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT
(617) 871-7536.
                                        ------------------------------------

                                        -------------------------------------

                                        Please    sign    above
                                        exactly as your name(s)
                                        appear(s)       hereon.
                                        Corporate       proxies
                                        should   be  signed  in
                                        full  corporate name by
                                        an authorized  officer.
                                        Each joint owner should
                                        sign        personally.
                                        Fiduciaries should give
                                        full titles as such.



                                        _________________________________, 1996
                                                  (Please Date)

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

              1.     To  approve  the  proposal  to  amend  Nations   Government
                     Reserves'  fundamental   investment  limitation  concerning
                     investments in restricted securities.


                            FOR       AGAINST     ABSTAIN
                            [ ]         [ ]         [ ]


              In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

            Please fold and detach card at perforation before mailing

NATIONS MUNICIPAL RESERVES        Special Meeting of Shareholders-July 17, 1996

              The undersigned  hereby appoints Richard H. Blank,  Jr., Louise P.
Newcomb and James E. Banks, Jr. (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of
Shareholders of the above-referenced Fund (the "Portfolio") of Nations Institutional Reserves (formerly known as The Capitol Mutual Funds) (the "Trust") to be held at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Wednesday, July 17, 1996, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO AND THE PROXY STATEMENT, DATED MAY 20, 1996.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE PORTFOLIO AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT
(617) 871-7536.
                                        ------------------------------------

                                        -------------------------------------

                                        Please    sign    above
                                        exactly as your name(s)
                                        appear(s)       hereon.
                                        Corporate       proxies
                                        should   be  signed  in
                                        full  corporate name by
                                        an authorized  officer.
                                        Each joint owner should
                                        sign        personally.
                                        Fiduciaries should give
                                        full titles as such.



                                        _________________________________, 1996
                                               (Please Date)

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

              1.     To  approve  the  proposal  to  amend   Nations   Municipal
                     Reserves'  fundamental   investment  limitation  concerning
                     investments in restricted securities.


                           FOR      AGAINST     ABSTAIN
                           [ ]        [ ]         [ ]

              In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

            Please fold and detach card at perforation before mailing

NATIONS CASH RESERVES           Special Meeting of Shareholders-July 17, 1996

              The undersigned  hereby appoints Richard H. Blank,  Jr., Louise P.
Newcomb and James E. Banks, Jr. (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of
Shareholders of the above-referenced Fund (the "Portfolio") of Nations Institutional Reserves (formerly known as The Capitol Mutual Funds) (the "Trust") to be held at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Wednesday, July 17, 1996, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO AND THE PROXY STATEMENT, DATED MAY 20, 1996.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE PORTFOLIO AND THE TRUST. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT
(617) 871-7536.
                                       ------------------------------------

                                       -------------------------------------

                                       Please    sign    above
                                       exactly as your name(s)
                                       appear(s)       hereon.
                                       Corporate       proxies
                                       should   be  signed  in
                                       full  corporate name by
                                       an authorized  officer.
                                       Each joint owner should
                                       sign        personally.
                                       Fiduciaries should give
                                       full titles as such.



                                       _________________________________, 1996
                                                 (Please Date)

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

              1. To approve the proposal to amend Nations Cash Reserves' fundamental investment limitation concerning investments in restricted securities.


                                    FOR     AGAINST     ABSTAIN
                                    [ ]       [ ]         [ ]

              2. To approve the proposal to amend Nations Cash Reserves' policy concerning concentration in the banking industry.


                                    FOR     AGAINST     ABSTAIN
                                    [ ]       [ ]         [ ]



              In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.